4th Quarter 2018 as of February 20, 2019 Nasdaq: HMST

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance and business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends (particularly those that affect mortgage origination and refinance activity), strategic initiatives we have announced and growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our quarterly report on Form 10-Q for the quarter ended September 30, 2018. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability: to identify buyers interested in buying our large-scale mortgage business and related mortgage servicing portfolio, to come to an agreement to sell such assets at terms that are acceptable to us and in the time frame expected while retaining adequate key personnel to operate our businesses to consummate a transaction if we are able to identify one, to realize the expected cost savings from our recent restructuring activities and cost containment measures, including any potential sale, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to restrictive and complex regulatory environment, and attract and retain key personnel. In addition, the volume of our mortgage banking business as well as the ratio of loan lock to closed loan volume may fluctuate, and legislative or regulatory changes that may affect our business or the banking or mortgage industries more generally. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending December 31, 2018, and is unaudited, although certain information related to the year ended December 31, 2017, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures and Targets Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. This presentation refers to long-term targets. Because targets are forward-looking and not based on historical performance, it is not possible to provide a reconciliation without undertaking unreasonable efforts. A GAAP reconciliation would require estimates of such excluded items, and it is not possible to estimate such excluded items at this time. p. 1

Who is HomeStreet? Retail deposit branches (60) Primary stand-alone lending centers (38) Primary stand-alone insurance office (1) Seattle Metro • Seattle-based diversified commercial bank – Washington company founded in 1921 • Franchise with locations in all of the major coastal markets in the Western U.S. and Hawaii Oregon (1) • 99 bank branches and primary offices Idaho • Single family mortgage originator and servicer • Total assets $7.0 billion Hawaii Utah California Southern California (1) The number of offices listed above does not include 24 satellite offices that have a limited number of staff which report to a manager located in a separate primary office. p. 2

Grow and diversify earnings with the goal of becoming a leading West Market Focus: Coast, major • Seattle / Puget Sound & Spokane, WA • Portland, OR market footprint, • San Francisco / Bay Area, CA regional bank • Southern California • Hawaiian Islands p. 3

Strategy Expand Commercial & Consumer Banking Segment • Grow and diversify loan portfolio with focus on expanding commercial lending • Grow core deposits to improve deposit mix and support asset growth • Improve efficiency through operating leverage and process improvements • Expand product offerings and be a technology fast follower • Grow market share in highly attractive metropolitan markets p. 4

Strategy (cont.) Reduce Scope of Mortgage Operation • Seeking buyers for stand-alone home loan centers and related origination personnel • Also seeking buyers for the majority of single family mortgage servicing rights principally related to those home loan centers and personnel • If successful, remaining mortgage business will be smaller and integrated with the commercial and consumer banking business p. 5

Delivering Consistent Growth Compound annual growth rate of 20% & compound organic growth rate of 15% Total Assets Bank & Branch M&A $ Millions Organic Growth November 2016: February 2016: 2 Branches ($105M) $8,000 OCCB ($200M) September 2017: August 2016: 1 Branch ($22M) $7,000 The Bank of December 2015: Oswego ($42M) 1 Branch ($26M) $6,000 March 2015: Simplicity ($879M) $5,000 November 2013: Fortune ($142M) Yakima ($125M) $4,000 December 2013 2 Branches ($32M) $3,000 $2,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 p. 6

Delivering Consistent Growth (cont.)

Compound annual growth rate of 18%



Total Deposits
$ Millions
De Novo Branch Openings
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Capitol Hill
Everett
Ballard
Greenlake
Madison PK
Phinney Ridge
University
Issaquah
Kaimuki
Mission Gorge
Kearny Mesa
Riverside
Point Loma
Kennewick
Baldwin Park
Redmond
Spokane
Mill Creek
Lake City
Gig Harbor
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

p. 7

Results of Operations 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2018 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2017 Net Interest Income $51,372 $51,079 $202,479 $194,438 Provision for Credit Losses 500 - 3,000 750 Noninterest Income 48,631 72,801 236,959 312,154 Noninterest Expense 84,644 106,838 390,573 439,653 Net Income Before Taxes 14,859 17,042 45,865 66,189 Income Taxes (368) (17,873) 5,838 (2,757) Net Income 15,227 34,915 40,027 68,946 Core Net Income(1) $9,721 $11,467 $40,118 $48,429 Diluted EPS $0.56 $1.29 $1.47 $2.54 Core EPS(1) $0.36 $0.42 $1.48 $1.79 Tangible BV/Share(2) $26.36 $25.09 $26.36 $25.09 Core ROAA(1) 0.55% 0.67% 0.57% 0.73% Core ROAE(1) 5.30% 6.54% 5.41% 7.17% Core ROATE(1) 5.51% 6.83% 5.63% 7.50% Net Interest Margin 3.19% 3.33% 3.23% 3.31% Core Efficiency Ratio(2) 85.4% 86.4% 87.5% 85.9% Tier 1 Leverage Ratio (Bank) 10.15% 9.67% 10.15% 9.67% Total Risk-Based Capital (Bank) 14.69% 14.02% 14.69% 14.02% Tier 1 Leverage Ratio (Company) 9.51% 9.12% 9.51% 9.12% Total Risk-Based Capital (Company) 13.20% 11.61% 13.20% 11.61% (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 8

Operating Highlights Results of Operations • Fourth quarter 2018 core net income of $9.7 million, or $0.36 diluted EPS1 • Core net income1 of $14.3 million in Commercial and Achieved record Consumer Banking Segment core net income in • Total loans held for investment ended December 31, 2018, at $5.1 billion, growing 12.6% since December 31, 2017 Commercial & • Nonperforming asset ratio of 0.17% Consumer Banking Segment Strategic Results during 2018 of $52.9 million1 • 2017 and 2018 cost savings initiatives have reduced base salaries on 16% lower headcount and reduced occupancy and G&A costs on 24% fewer offices during 2018 • Announced agreement to acquire a retail deposit branch, including approximately $123 million of both deposits and commercial loans, and a commercial lending team in San Diego County Recent Developments • Announced intent to sell stand-alone home loan centers, related mortgage origination personnel, and majority of single family mortgage servicing rights related to those home loan centers and personnel (1) Excludes impact of tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation o non-GAAP financial measures. p. 9

Net Interest Income & Margin Net Interest Income Rising short-term interest rates and flat yield curve $ Millions have pressured the net Net Interest Income Net Interest Margin interest margin 3.33% $51.6 $51.0 $51.4 • 4Q18 Net Interest Margin decreased to 3.19% $51.1 3.25% and net interest income decreased to $51.4 3.25% million compared to the prior quarter $48.5 3.20% • 4Q18 12-month trailing beta of 47% on total 3.19% deposits and 29% on retail deposits 4Q17 1Q18 2Q18 3Q18 4Q18 p. 10

Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Average interest-earning asset yield Loans Held for Investment increased 34 basis points since Average Yield 4Q17. Average Balances Average Yield $ Billions Percent $7 $6.46 $6.46 4.60% $6.27 $6.09 $6.37 $6 4.50% $5 4.40% $4 4.46% 4.30% $3 4.20% $2 4.31% 4.26% $1 4.10% 4.12% 4.12% $0 4.00% 4Q17 1Q18 2Q18 3Q18 4Q18 p. 11

HomeStreet Available for Sale Securities Portfolio Investment Portfolio Composition as of 12/31/2018 US Treasury Agency Debenture 1% AFS Investment securities portfolio 1% market value is $852m The investment portfolio has an average CMO credit rating of Aa1 33% Accumulated other comprehensive loss Municipal decreased by $8.7 million from 3Q18 to 45% 4Q18 Corporates 3% 2018 YTD Yield(2) Duration(2) Total Return(1) HomeStreet AFS Investment MBS 17% 1.68 3.48 4.63 Portfolio Composition Adjusted MBS 1.13 3.39 4.81 and municipal indices(3) HMST performance data: Bloomberg PORT+. (1) As of December 31, 2018. (2) Yield and duration Include FTE adjustment. Yields are at current market prices, not book. Duration adjusted using 21% effective tax rate. (3) Bloomberg Barclays US MBS index total return value unhedged USD (52% primary liquidity portfolio) and Bloomberg Barclays Municipal Bond index total return index value unhedged (48% contingent liquidity portfolio) adjusted to reflect HMST portfolio composition as of 12/31/2017. p. 12

Noninterest Income Noninterest Income Other Noninterest Income $ Millions Loan Servicing Income Net Gain on Mortgage Loan Origination and Sale Activities $80 $72.8 $69.4 $60.8 $60 $58.1 $48.6 $40 $20 $0 4Q17 1Q18 2Q18 3Q18 4Q18 • Net gain on loan origination and sale activities decreased $8.3 million during the quarter primarily due to seasonally lower mortgage banking volume of loan sales. p. 13

Noninterest Expense Restructuring-related expenses Noninterest Expense Merger-related expenses FTE $ Millions Core noninterest expense FTE $125 2,419 2,500 2,384 $115 2,253 2,400 $105 2,300 2,053 $95 2,200 2,036 $85 2,100 $75 2,000 4Q17 1Q18 2Q18 3Q18 4Q18 Total Noninterest Expense $106.8 $100.8 $110.6 $94.6 $84.6 Restructuring-Related Expenses ($0.3) ($0.3) $6.9 $0.5 ($0.9) Merger-Related Expenses $0.1 ($0.0) $0.0 $0.0 $0.1 Core Noninterest Expense(1) $107.0 $101.1 $103.7 $94.1 $85.4 Core Salaries & Related Costs(1) $70.8 $66.7 $68.7 $60.3 $54.6 Core General & Administrative(1) $15.9 $14.6 $14.7 $14.0 $10.4 Core Other Noninterest Expense(1) $20.3 $19.8 $20.3 $19.7 $20.3 FTE 2,419 2,384 2,253 2,053 2,036 Core Efficiency Ratio(1) 86.4% 92.5% 86.1% 85.7% 85.4% (1) Excludes restructuring and acquisition-related expenses, which are shown in “restructuring-related expenses” and “merger-related expenses” in the table. See appendix for reconciliation of non-GAAP financial measures. p. 14

Noninterest Expense Year-Over-Year Change $ Millions $450.0 $439.7 $2.0 $22.3 $440.0 $430.0 $14.0 $420.0 $410.0 $11.3 $400.0 $2.6 $2.0 $2.9 $390.6 $390.0 $380.0 $370.0 $360.0 2017Y Restructuring Bonus & Base Salaries G&A (Core) Occupancy Information Other (Core) 2018Y & acquisition commissions (Core) (Core) services (Core) related (Core) • Bonus & commissions lower primarily due to lower loan volume • Base salaries lower primarily due to headcount falling from 2,419 FTE at December 31, 2017, to 2,036 at December 31, 2018 • G&A and Occupancy lower primarily due to office count falling from 138 to 123 during the same period • Information services increased primarily due to investment in upgrading technology platform to support growth (Other noninterest expense includes categories such as FDIC assessments, legal, consulting, marketing, and the cost of foreclosure, amongst other expenses. p. 15

Commercial & Consumer Banking Segment p. 16

Commercial & Consumer Banking Segment Overview Overview • Commercial Banking – Commercial lending, including SBA – All CRE property types with multifamily focus – FNMA DUS lender / servicer – Residential and commercial construction – Commercial deposit, treasury and cash management services • Consumer Banking – Consumer loan and deposit products – Consumer investment, insurance and private banking products and services Strategic Objectives • Strategic focus on major coastal markets of Western U.S. • Diversify and grow loan portfolio average of 2-4% per quarter(1) • Manage revenue growth to exceed non-interest expense growth, creating operating leverage • Credit strategy of generally competing on price and not on credit terms • Manage credit risk by monitoring portfolio and geographic early warning indicators (1) Actual growth of loan portfolio is subject to, among other things, actual loan production volumes, portfolio runoff, portfolio loan sales, portfolio credit performance, net interest margin, and market forces. Other portfolio management considerations include liquidity management, capital requirements and profitability. p.p. 1718

Commercial & Consumer Banking Segment 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2018 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2017 Net Interest Income $48,910 $45,876 $186,964 $174,542 Provision for Credit Losses 500 - 3,000 750 Noninterest Income 10,382 12,697 36,534 42,360 Noninterest Expense 38,399 38,716 153,770 148,977 Net Income Before Taxes 20,393 19,857 69,728 67,175 Income Taxes 2,301 10,496 12,963 25,114 Net Income 18,092 9,361 56,765 42,061 Core Net Income(1) $14,269 $13,568 $52,923 $46,612 Core ROAA(1) 0.87% 0.91% 0.84% 0.82% Core ROAE(1) 9.76% 9.55% 9.35% 8.65% Core ROATE(1) 10.26% 10.08% 9.86% 9.16% Core Efficiency Ratio(2) 64.6% 66.0% 67.9% 68.4% Net Interest Margin 3.12% 3.26% 3.13% 3.21% Total Average Earning Assets 6,054,095 5,492,058 5,841,219 5,281,784 FTE 940 975 940 975 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 18

Commercial & Consumer Banking Segment Quarterly Trend 3 Months Ended $ Thousands Dec. 31, 2018 Sep. 30, 2017 Jun. 30, 2018 Mar. 31, 2018 Dec. 31, 2017 Net Interest Income $48,910 $47,861 $47,745 $45,448 $45,876 Provision for Credit Losses 500 750 1,000 750 - Noninterest Income 10,382 10,651 8,405 7,096 12,697 Noninterest Expense 38,399 37,813 39,286 38,272 38,716 Net Income Before Taxes 20,393 19,949 15,864 13,522 19,857 Income Taxes 2,301 3,382 3,964 3,316 10,496 Net Income 18,092 16,567 11,900 10,206 9,361 Core Net Income(1) $14,269 $16,571 $11,916 $10,167 $13,568 Core ROAA(1) 0.87% 1.03% 0.76% 0.69% 0.91% Core ROAE(1) 9.76% 11.32% 8.75% 7.42% 9.55% Core ROATE(1) 10.26% 11.91% 9.24% 7.83% 10.08% Net Interest Margin 3.12% 3.11% 3.12% 3.18% 3.26% Core Efficiency Ratio(2) 64.6% 64.6% 69.9% 72.9% 66.0% Total Average Earnings Assets $6,054,095 $5,930,874 $5,810,375 $5,563,154 $5,492,058 FTE 940 930 938 981 975 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 19

Loan Production Trend Commitments Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Dec. 31, 2017 $ Millions Single Family $55 8% $107 14% $187 22% $125 18% $207 28% SFR Custom Home Construction 77 11% 71 10% 87 10% 59 9% 53 7% Home Equity and Other 124 18% 124 17% 141 17% 92 13% 98 13% Total Consumer Loans $256 37% $302 41% $415 49% $276 40% $358 48% Non-owner Occupied CRE $65 9% $49 7% $24 3% $36 5% $45 6% Multifamily 152 22% 137 19% 89 11% 89 13% 55 7% Residential Construction 152 22% 145 20% 181 22% 185 27% 167 23% CRE / Multifamily Construction 12 2% 20 3% 78 9% 58 8% 64 8% Total CRE Loans $381 55% $351 49% $372 45% $368 53% $331 44% Owner Occupied CRE $17 2% $9 1% $8 1% $11 2% $29 4% Commercial Business 38 6% 63 9% 44 5% 36 5% 28 4% Total C&I loans $55 8% $72 10% $52 6% $47 7% $57 8% Total $692 100% $725 100% $839 100% $691 100% $746 100% p. 20

Loan Balance Trend Balances Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Dec. 31, 2017 $ Millions Single Family $1,358 27% $1,418 28% $1,416 29% $1,444 30% $1,381 30% SFR Custom Home Construction 188 4% 185 4% 166 3% 150 3% 145 3% Home Equity and Other 571 11% 541 11% 513 10% 470 10% 454 10% Total Consumer Loans $2,117 42% $2,144 43% $2,095 42% $2,064 43% $1,980 43% Non-owner Occupied CRE $702 14% $667 13% $641 13% $634 13% $623 14% Multifamily 908 18% 893 18% 836 17% 812 17% 728 16% Residential Construction 333 7% 320 6% 322 7% 331 7% 310 7% CRE / Multifamily Construction 274 5% 286 6% 291 6% 258 6% 232 5% Total CRE Loans $2,217 44% $2,166 43% $2,090 43% $2,035 43% $1,893 42% Owner Occupied CRE $429 8% $421 8% $400 8% $394 8% $392 9% Commercial Business 331 6% 315 6% 319 7% 287 6% 265 6% Total C&I Loans $760 14% $736 14% $719 15% $681 14% $657 15% Total Loans Held for Investment $5,094 100% $5,046 100% $4,904 100% $4,780 100% $4,530 100% p. 21

Loan Portfolio Loan Composition: $5.1 Billion CRE by Property Type: $2.0 Billion (1) Other C&I (1) 11% 15% CRE Perm Nonowner Retail Multifamily 14% 15% 45% Single Family 27% Office 19% Industrial Multifamily 10% 18% Construction by Property Type: $795 Million Land & Lots Home Equity & Other Construction 11% 11% All Types Custom Home 15% Construction 24% Residential Construction A highly diversified loan portfolio by 29% product and geography. Multifamily Construction 25% CRE 11% (1) Includes owner occupied CRE p. 22

HomeStreet

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)


10%
11%
12%
10%
10%
47%
Multifamily
3%
18%
50%
23%
4%
2%
Industrial / Warehouse
17%
12%
9%
12%
42%
8%
Office
8%
20%
37%
10%
7%
18%
Retail
19%
7%
2%
8%
1%
63%
Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 59%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 69%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 69%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: Self Storage & Hotel

12/31/18 Balances Outstanding Totaling $2.04 Billion

Multifamily
- Balance: $908M
- % of Balances: 45%
- Portfolio Avg. LTV ~ 54%[1]
- Portfolio Avg. DSCR ~ 1.54x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $20.0M

Industrial / Warehouse
- Balance: $212M
- % of Balances: 10%
- % Owner Occupied: 49%
- Portfolio LTV ~ 61%[1]
- Portfolio Avg. DSCR ~ 1.63x
- Avg. Loan Size: $1.6M
- Largest Dollar Loan: $13.0M

Office
- Balance: $392M
- % of Balances: 19%
- % Owner Occupied: 25%
- Portfolio LTV ~ 63%[1]
- Portfolio Avg. DSCR ~ 1.68x
- Avg. Loan Size: $2.1M
- Largest Dollar Loan: $24.8M

Retail
- Balance: $306M
- % of Balances: 15%
- % Owner Occupied: 23%
- Portfolio LTV ~ 52%[1]
- Portfolio Avg. DSCR ~ 1.73x
- Avg. Loan Size: $2.1M
- Largest Dollar Loan: $19.0M

Other
- Balance: $221M
- % of Balances: 11%
- % of Owner Occupied: 25%
- Portfolio LTV ~ 46%[1]
- Portfolio Avg. DSCR ~ 1.76x
- Avg. Loan Size: $1.8M
- Largest Dollar Loan: $27.5M

HomeStreet lends within the full spectrum of commercial real estate lending types, but is deliberate in achieving diversification among property types and geographic areas to mitigate concentration risk.

(1) Property values as of origination date.

p. 23

HomeStreet

Construction Lending Overview

Geographical Distribution (Balances)


Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO
2% 4% 27% 33% 6% 2% 3% 4% 19%
Custom Home Construction
8% 4% 4% 3% 35% 12% 5% 14% 15%
Multifamily
5% 14% 20% 48% 13%
Commercial
12% 1% 30% 7% 25% 19% 3% 1% 2%
Residential Construction
6% 6% 6% 30% 1% 3% 17% 31%
Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 65%
- Liquidity and DSC covenants

Commercial
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~57%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 73%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 66%

12/31/18 Balances Outstanding Totaling $795 Million

Custom Home Construction
- Balance: $188M
- Unfunded Commitments: $149M
- % of Balances: 24%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $486K
- Largest Dollar Loan: $2.4M

Multifamily
- Balance: $200M
- Unfunded Commitments: $172M
- % of Balances: 25%
- % of Unfunded Commitments: 28%
- Avg. Loan Size: $4.1M
- Largest Dollar Loan: $29.1M

Commercial
- Balance: $88M
- Unfunded Commitments: $16M
- % of Balances: 11%
- % of Unfunded Commitments: 3%
- Avg. Loan Size: $9.8M
- Largest Dollar Loan: $22.8M

Residential Construction
- Balance: $235M
- Unfunded Commitments: $231M
- % of Balances: 30%
- % of Unfunded Commitments: 38%
- Avg. Loan Size: $345K
- Largest Dollar Loan: $7.9M

Land and Lots
- Balance: $84M
- Unfunded Commitments: $39M
- % of Balances: 11%
- % of Unfunded Commitments: 6%
- Avg. Loan Size: $780K
- Largest Dollar Loan: $4.4M

Construction lending is a broad category that includes many different loan types, which are often characterized by different risk profiles. HomeStreet lends within the full spectrum of construction lending types, but is deliberate in achieving diversification among the types to mitigate risk. Additionally, recent geographic expansion has provided an opportunity to increase diversification.

p. 24

HomeStreet

Credit Quality

$ Thousands	Dec. 31, 2018 HMST	Dec. 31, 2018 Group Median	Sep. 30, 2018 HMST	Sep. 30, 2018 Group Median	Jun. 30, 2018 HMST	Jun. 30, 2018 Group Median	Mar. 31, 2018 HMST	Mar. 31, 2018 Group Median	Dec. 31, 2017 HMST	Dec. 31, 2017 Group Median
Nonperforming Assets(1)	$12,074	--	$10,389	--	$10,381	--	$11,176	--	$15,705	--
Nonperforming Loans	$11,169	--	$9,638	--	$9,630	--	$10,879	--	$15,041	--
OREO	$455	--	$751	--	$751	--	$297	--	$664	--
Nonperforming Assets/Total Assets(1)	0.17%	(3)	0.15%	0.25%	0.14%	0.21%	0.16%	0.21%	0.23%	0.22%
Nonperforming Loans/Total Loans	0.23%	(3)	0.19%	0.33%	0.20%	0.30%	0.23%	0.24%	0.33%	0.27%
Total Delinquencies/Total Loans	1.26%	(3)	1.29%	0.53%	1.33%	0.41%	1.47%	0.50%	1.52%	0.47%
Total Delinquencies/Total Loans, Adjusted(2)	0.26%	(3)	0.26%	0.46%	0.21%	0.41%	0.23%	0.50%	0.37%	0.46%
ALLL/Total Loans	0.81%	(3)	0.80%	1.11%	0.80%	1.12%	0.81%	1.09%	0.83%	1.13%
ALLL/Nonperforming Loans (NPLs)	356.92%	(3)	419.57%	411.91%	409.97%	419.46%	359.32%	431.37%	251.6%	398.75%
ALLL/Total Loans, Excluding Purchased Loans	0.85%	--	0.84%	--	0.85%	--	0.87%	--	0.90%	--
Purchased Discount & Reserves/Gross Purchased Loans(4)	2.57%	--	2.67%	--	2.66%	--	2.76%	--	2.80%	--

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Columbia State Bank, CTCB Bank Corp,, Exchange Bank, Farmers & Merchants Bank of Long Beach, First Financial Northwest Bank, First Northern Bank of Dixon, Fremont Bank, Heritage Bank, Heritage Bank of Commerce, Manufacturers Bank, Mechanics Bank, Oak Valley Community Bank, Pacific City Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Preferred Bank, Royal Business Bank, Tri Counties Bank, Umpqua Bank, United Business Bank, Washington Federal NA, Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs and SBAs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.
(4) While not a loss reserve, purchase discounts are available to absorb credit related losses on loans purchased with discounts.

p. 25

Deposits Balances Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $ Millions Time Deposits Mortgage Svcg. Escrow Accts. & Other $1 $4,761 $5,049 $5,120 $5,155 $5,051 $1 $1 54% 54% 53% 51% 51% $1 $0 12% 12% 12% 12% 12% $0 25% 26% 27% 30% 31% $- 9% 8% 8% 7% 6% 12/31/17 3/31/18 6/30/2018 9/30/2018 12/31/2018 Total Cost of Deposits 0.57% 0.67% 0.77% 0.88% 1.03% • Cost of deposits, excluding brokered CDs, ended 4Q18 at 0.81%, increasing by 11 basis points since 3Q18 and 29 basis points since 4Q17. Brokered deposit balances increased from $759 million at 9/30/18 to $786 million at 12/31/18. These were priced more attractively than FHLB advances and replaced decreases in business, personal, and servicing related deposits. • Deposit growth of 7% during the quarter and 30% since 12/31/17 in our de novo branches, those opened within five years. Opened 19 branches, or 32% of our total network, during this time period p. 26

Mortgage Banking Segment p. 27

Mortgage Banking Segment Overview Strategic Objectives • Seeking buyers for stand-alone home loan centers and related origination personnel • Also seeking buyers for the majority of single family mortgage servicing rights principally related to those home loan centers and personnel • If successful, remaining mortgage business will be smaller and integrated with the commercial and consumer banking business • Future originations would be sourced through the retail deposit branch network, online banking services platform, and affinity relationships p. 28

Mortgage Banking Segment 3 Months Ended 12 Months Ended $ Thousands Dec. 31, 2018 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2017 Net Interest Income $2,462 $5,203 $12.515 $19,896 Noninterest Income 38,249 60,104 200,425 269,794 Noninterest Expense 46,245 68,122 236,803 290,676 Net Income (Loss) Before Taxes (5,534) (2,815) (23,863) (986) Income Taxes (2,669) (28,369) (7,125) (27,871) Net Income (Loss) (1) (2,865) 25,554 (16,738) 26,885 Core Net Income (Loss)(1) $(4,548) $(2,101) $(12,806) $1,817 Core ROAA(1) (2.99)% (0.84)% (1.78)% 0.20% Core ROATE(1) (11.72)% (5.88)% (8.09)% 1.31% Core Efficiency Ratio(2) 115.7% 104.7% 108.3% 99.1% FTE 1,096 1,444 1,096 1,444 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 29

Mortgage Banking Segment 3 Months Ended $ Thousands Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Dec. 31, 2017 Net Interest Income $2,462 $3,783 $3,258 $3,012 $5,203 Noninterest Income 38,249 47,457 60,984 53,735 60,104 Noninterest Expense 46,245 56,782 71,279 62,497 68,122 Net Income (Loss) Before (5,534) (5,542) (7,037) (5,750) (2,815) Taxes Income Taxes (2,669) (810) (2,236) (1,410) (28,369) Net Income (Loss) $(2,865) $(4,732) $(4,801) $(4,340) $25,554 Core Net Income (Loss)(1) $(4,548) $(4,318) $630 $(4,570) $(2,101) Core ROAA(1) (2.99)% (2.36)% 0.32% (2.46)% 0.84% Core ROATE(1) (11.72)% (11.19% 1.39% (12.78)% (5.88)% Core Efficiency Ratio(2) 115.7% 109.8% 100.3% 110.7% 104.7% FTE 1,096 1,123 1,315 1,403 1,444 (1) Excludes impact of income tax reform-related benefit and restructuring and acquisition-related expenses, net of tax. See appendix for reconciliation of non-GAAP financial measures. (2) See appendix for reconciliation of non-GAAP financial measures. p. 30

Mortgage Origination Quarterly Volume Trend Total Closed Loans $ Millions Total Rate Locks $2,000 $1,500 $1,000 $500 $0 4Q17 1Q18 2Q18 3Q18 4Q18 HMST $1,753 $1,362 $1,584 $1,392 $1,078 WMS $134 $91 $156 $143 $90 Closed Loans $1,887 $1,453 $1,740 $1,535 $1,168 Purchase Percent 68% 68% 79% 78% 74% Refinance Percent 32% 32% 21% 22% 26% Rate Locks $1,535 $1,572 $1,680 $1,283 $1,008 Purchase Percent 68% 73% 82% 80% 77% Refinance Percent 32% 27% 18% 20% 23% p. 31

Mortgage Origination (cont.) Single Family Composite Margin Loan fees/closed loans Basis Points Secondary gains/rate locks 400 300 200 100 0 4Q17 1Q18 2Q18 3Q18 4Q18 Secondary Gains/Rate Locks(1) 290 264 287 272 282 Loan Fees/Closed Loans(2) 39 40 39 39 41 Composite Margin 329 304 326 311 323 (1) Servicing value and secondary marketing gains have been aggregated and are stated as a percentage of interest rate lock commitments. (2) Loan origination fees are stated as a percentage of mortgage originations from the retail channel and ecxlude mortgage loans purchased from WMS Series LLC. p. 32

Mortgage Servicing Mortgage Servicing Portfolio Sold $4.9 billion in unpaid principal balance $ Billions at a gain of $573 SF Loans Serviced for Others thousand during 2Q18 W.A. Servicing Fee Multiple $24 5.0 $23.2 $22.6 • Constant Prepayment Rate (CPR) – 9.4% for Q4 $22 4.34 4.5 2018 4.61 • W.A. servicing fee – 28.8 bps 4.49 4.47 $20.2 • W.A age – 34.9 months $20 $19.8 4.0 • W.A. expected life – 72.7 months as of 12/31/18 4.05 $19.1 • Composition of FHA/VA– 28.3% $18 3.5 • Total delinquency – 1.4% (including foreclosures) • W.A. note rate – 4.2% $16 3.0 4Q17 1Q18 2Q18 3Q18 4Q18 p. 33

Outlook p. 34

Key Drivers Guidance Metric 1Q19 2Q19 2019 Mortgage loan locks and forward sale TBU TBU TBU commitments Mortgage loan held for sale closing volume TBU TBU TBU Mortgage banking gain on sale composite margin TBU TBU TBU (bps) Average quarterly net loan portfolio growth 2-4% 2-4% 2-4% Net interest margin (bps) 300-310 300-310 300-310 Average quarterly noninterest expense growth(1) TBU TBU TBU TBU – To be udpated The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent Quarterly Report on From 10-Q for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. (1) Subject to seasonality and cyclicality in single family closed loan volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point. (2) Subject to seasonality of commercial loan sales volume. Quarter over quarter expense change forecasts are highly dependent on the seasonal starting point. p. 35

Appendix p. 36

Statements of Financial Condition $ Thousands Dec. 31, 2018 Sep. 30, 2018 Jun. 30, 2018 Mar. 31, 2018 Dec. 31, 2017 Cash and Cash Equivalents $57,982 $59,006 $176,218 $66,289 $72,718 Investment Securities 923,253 903,685 907,457 915,483 904,304 Loans Held For Sale 347,007 404,440 568,514 500,533 610,902 Loans Held For Investment, Net 5,075,371 5,026,301 4,883,310 4,758,261 4,506,466 Mortgage Servicing Rights 280,496 291,759 272,205 320,105 284,653 Other Real Estate Owned 455 751 752 297 664 Federal Home Loan Bank Stock, at Cost 45,497 40,732 48,157 41,923 46,639 Premises and Equipment, Net 94,801 95,737 99,155 104,508 104,654 Goodwill 22,564 22,564 22,564 22,564 22,564 Other Assets 194,795 184,107 185.545 194,093 188,477 Total Assets $7,042,221 $7,029,082 $7,163,877 $6,924,056 $6,742,041 Deposits $5,051,408 $5,155,042 $5,120,285 $5,048,996 $4,760,952 Federal Home Loan Bank Advances 932,590 816,591 1,008,613 851,657 979,201 Accounts Payable And Other Liabilities 174,241 162,252 173,145 172,119 172,234 Federal funds purchased & securities sold under agreements to repurchase 19,000 55,000 - 25,000 - Other Borrowings - - 30,007 - - Long-term Debt 125,462 125,415 125,368 125,321 125,274 Total Liabilities 6,302,701 6,314,300 6,457,418 6,223,093 6,037,661 Preferred Stock - - - - - Common Stock 511 511 511 511 511 Additional Paid-in Capital 342,439 341,606 340,723 339,902 339,009 Retained Earnings 412,009 396,782 384,947 377,848 371,982 Accumulated Other Comprehensive Income (Loss) (15,439) (24,117) (19,722) (17,298) (7,122) Total Shareholders’ Equity 739,520 714,782 706,459 700,963 704,380 Total Liabilities and Shareholders’ Equity $7,042,221 $7,029,082 $7,163,877 $6,924,056 $6,742,041 p. 37

[HomeStreet]

Segment Core Earnings Contribution

	12 Months Ended							Average Earnings and Returns	
$ Thousands	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018	1/1/12-12/31/18	1/1/13-12/31/18
Commercial & Consumer Banking									
Core Net Income (Loss)(1)	(12,703)	8,930	16,734	21,035	35,438	46,612	52,923	24,139	30,279
Core ROATE(1)	(7.74)%	4.65%	8.21%	7.07%	8.14%	9.19%	9.86%	7.23%	8.36%
Core ROAA(1)	(0.67)%	0.42%	0.65%	0.59%	0.74%	0.82%	0.84%	0.63%	0.73%
Core Efficiency Ratio(1)	107.6%	82.9%	76.3%	74.9%	69.2%	68.4%	67.9%	73.5%	71.4%
Mortgage Banking									
Core Net Income (Loss)(1)	94,829	17,836	7,511	23,302	27,351	1,817	$(12,806)	22,834	10,835
Core ROATE(1)	200.77%	32.79%	10.54%	18.68%	26.78%	1.31%	(8.09)%	22.95%	10.01%
Core ROAA(1)	18.83%	2.97%	1.19%	2.35%	2.79%	0.20%	(1.78%	2.99%	1.34%
Core Efficiency Ratio(1)	50.1%	85.6%	93.8%	87.1%	87.5%	99.1%	108.3%	87.2%	93.1%
HomeStreet Consolidated									
Core Net Income (Loss)(1)	82,126	26,766	24,245	44,337	62,789	48,429	$40,118	46,973	41,114
Core ROATE(1)	38.86%	10.87%	8.81%	10.50%	11.68%	7.50%	5.63%	10.78%	8.69%
Core ROAA(1)	3.42%	0.98%	0.76%	0.97%	1.09%	0.73%	0.57%	1.02%	0.83%
Core Efficiency Ratio(1)	61.5%	84.8%	87.6%	83.0%	81.1%	85.9%	87.5%	82.2%	84.7%

(1) Excludes impact of income tax reform-related (benefit) expense and restructuring and acquisition-related expenses, net of tax. See reconciliation of non-GAAP financial measures.

p. 38

Non-GAAP Financial Measures Tangible Book Value Quarter Ended 12 Months Ended $ Thousands, Except Share Data Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2018 2017 Shareholders’ Equity $739,520 $714,782 $706,459 $700,963 $704,380 $739,520 $704,380 Less: Goodwill and Other (28,035) (28,442) (28,848) (29,254) (29,661) (28,035) (29,661) Intangibles Tangible Shareholders’ Equity $711,485 $686,340 $677,611 $671,709 $674,719 $711,485 $674,719 Common Shares Outstanding 26,995,348 26,989,742 26,978,229 26,972,074 26,888,288 26,995,348 26,888,288 Book Value Per Share $27.39 $26.48 $26.19 $25.99 $26.20 $27.39 $26.20 Impact of Goodwill and Other ($1.03) ($1.05) ($1.07) ($1.09) ($1.11) ($1.03) ($1.11) Intangibles Tangible Book Value Per Share $26.36 $25.43 $25.12 $24.90 $25.09 $26.36 $25.09 Average Shareholders’ Equity 733,969 760,446 751,593 717,742 701,849 741,035 675,877 Less: Average Goodwill and (28,277) (28,698) (29,109) (29,500) (29,898) (29,892) (30,081) Other Intangibles Average Tangible Shareholders’ 705,692 731,748 722,484 688,242 671,951 712,143 645,796 Equity Return on Average Shareholders’ 8.30% 6.23% 3.78% 3.27% 19.90% 5.40% 10.20% Equity Impact of Goodwill and Other 0.33% 0.24% 0.15% 0.14% 0.88% 0.22% 0.48% Intangibles Return on Average Tangible 8.63% 6.47% 3.93% 3.41% 20.78% 5.62% 10.68% Shareholders’ Equity p. 39

HomeStreet

Non-GAAP Financial Measures
Core Net Income

$ Thousands, except per share data	Quarter Ended Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	12 Months Ended Dec. 31, 2018	Dec. 31, 2017
Net Income	15,227	11,835	7,099	5,866	34,915	40,027	68,946
Impact of Income Tax Reform-related Benefit	(4,884)	-	-	-	(23,326)	(4,884)	(23,326)
Impact of Restructuring-related Items (Net of Tax)	(676)	414	5,445	(230)	(169)	4,953	2,418
Impact of Acquisition-related Items (Net of Tax)	54	4	3	(39)	47	22	391
Net Income, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax)	9,721	12,253	12,547	5,597	11,467	40,118	48,429
Noninterest Expense	84,644	94,595	110,565	100,769	106,838	390,573	439,653
Impact of Restructuring-related Expenses	856	(524)	(6,892)	291	260	(6,269)	(3,720)
Impact of Acquisition-related Expenses	(68)	(5)	(4)	50	(72)	(27)	(602)
Noninterest Expense, Excluding Restructuring and Acquisition-related Expenses	85,432	94,066	103,669	101,110	107,026	384,277	435,331
Diluted Earnings Per Common Share	0.56	0.44	0.26	0.22	1.29	1.47	2.54
Impact of Income Tax Reform-related Benefit	(0.18)	-	-	-	(0.86)	(0.18)	(0.86)
Impact of Restructuring-related Items (Net of Tax)	(0.02)	0.01	0.20	(0.01)	(0.01)	0.19	0.09
Impact Of Acquisition-related Items (Net of Tax)	-	-	-	-	-	-	0.02
Diluted Earnings Per Common Share, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax)	**0.36**	**0.45**	**0.46**	**0.21**	**0.42**	**1.48**	**1.79**
Return On Average Assets	0.86%	0.66%	0.40%	0.35%	2.03%	0.57%	1.05%
Impact of Income Tax Reform-related Benefit	(0.27)%	0.00%	0.00%	0.00%	(1.35)%	(0.07)%	(0.35)%
Impact of Restructuring-related Items (Net Of Tax)	(0.04)%	0.02%	0.31%	(0.01)%	(0.01)%	0.07%	0.04%
Impact of Acquisition-related Items (Net of Tax)	0.00%	0.01%	0.00%	(0.01)%	0.00%	0.00%	(0.01)%
Return On Average Assets, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) and Acquisition-related Items (Net of Tax)	**0.55%**	**0.69%**	**0.71%**	**0.33%**	**0.67%**	**0.57%**	**0.73%**

p. 40

HomeStreet

Non-GAAP Financial Measures
Core Net Income (cont.)

$ Thousands	Quarter Ended					12 Months Ended	
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Return On Average Shareholders' Equity	8.30%	6.23%	3.78%	3.27%	19.90%	5.40%	10.20%
Impact of Goodwill and Other Intangibles	0.33%	0.24%	0.15%	0.14%	0.88%	0.22%	0.48%
Return On Average Tangible Shareholders' Equity	**8.63%**	**6.47%**	**3.93%**	**3.41%**	**20.78%**	**5.62%**	**10.68%**
Return On Average Shareholders' Equity	8.30%	6.23%	3.78%	3.27%	19.90%	5.40%	10.20%
Impact of Income Tax Reform-related Benefit	(2.66)%	0.00%	0.00%	0.00%	(13.29)%	(0.66)%	(3.45)%
Impact of Restructuring-related Items (Net of Tax)	(0.37)%	0.22%	2.90%	(0.13)%	(0.10)%	0.67%	0.36%
Impact of Acquisition-related Items (Net of Tax)	0.03%	0.00%	0.00%	(0.02)%	0.03%	0.00%	0.06%
Return On Average Shareholders' Equity, Excluding Income Tax Reform-related Benefit, Restructuring (Net of Tax) And Acquisition-related Items (Net of Tax)	**5.30%**	**6.45%**	**6.68%**	**3.12%**	**6.54%**	**5.41%**	**7.17%**
Efficiency Ratio	84.64%	86.19%	91.84%	92.20%	86.24%	88.88%	86.79%
Impact of Restructuring-related Items	0.86%	(0.48)%	(5.72)%	0.26%	0.21%	(1.43)%	(0.73)%
Impact of Acquisition-related Items	(0.07)%	(0.00)%	(0.01)%	0.05%	(0.06)%	0.00%	(0.13)%
Efficiency Ratio, Excluding Restructuring and Acquisition-related Items	**85.43%**	**85.71%**	**86.11%**	**92.51%**	**86.39%**	**87.45%**	**85.93%**

p. 41

Non-GAAP Financial Measures
Core Net Income Commercial & Consumer Banking

[HomeStreet]

$ Thousands	Quarter Ended					12 Months Ended	
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net Income	$18,092	$16,567	$11,900	$10,206	$9,361	$56,765	$42,061
Impact of Income Tax Reform-related Expense	(3,881)	-	-	-	4,160	(3,881)	4,160
Impact of Restructuring-related Items (Net of Tax)	4	-	13	-	-	17	-
Impact of Acquisition-related Items (Net of Tax)	54	4	3	(39)	47	22	391
Net Income, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax)	$14,269	$16,571	$11,916	$10,167	$13,568	$52,923	$46,612
ROAA	1.10%	1.03%	0.76%	0.69%	0.63%	0.90%	0.74%
Impact of Income Tax Reform-related Expense	(0.24)%	0.00%	0.00%	0.00%	0.28%	(0.06)%	0.00%
Impact of Restructuring-related Items (Net of Tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Impact of Acquisition-related Items (Net of Tax)	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%
ROAA, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax)	0.87%	1.03%	0.76%	0.69%	0.91%	0.84%	0.82%
ROAE	12.37%	11.32%	8.74%	7.44%	6.59%	10.03%	7.81%
Impact of Income Tax Reform-related Expense	(2.65)%	0.00%	0.00%	0.00%	2.93%	(0.69)%	0.77%
Impact of Restructuring-related Items (Net of Tax)	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%
Impact of Acquisition-related Items (Net of Tax)	0.04%	0.00%	0.00%	(0.02)%	0.03%	0.00%	0.07%
ROAE, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax)	9.76%	11.32%	8.75%	7.42%	9.55%	9.35%	8.65%
ROATE	13.01%	11.91%	9.23%	7.86%	6.96%	10.57%	8.27%
Impact of Income Tax Reform-related Expense	(2.79)%	0.00%	0.00%	0.00%	3.09%	(0.72)%	0.82%
Impact of Restructuring-related Items (Net of Tax)	0.00%	0.00%	0.01%	0.00%	0.00%	0.01%	0.00%
Impact of Acquisition-related Items (Net of Tax)	0.04%	0.00%	0.00%	(0.03)%	0.03%	0.00%	0.07%
ROATE, Excluding Income Tax Reform-related Expense and Acquisition-related Items (Net of Tax)	10.26%	11.91%	9.24%	7.83%	10.08%	9.86%	9.16%
Efficiency Ratio	64.76%	64.62%	69.97%	72.84%	66.10%	67.89%	68.68%
Impact of Acquisition-related Items	(0.11)%	0.00%	(0.01)%	0.09%	(0.12)%	(0.01)%	(0.27)%
Impact of Restructuring-related expenses	(0.01)%	0.00%	(0.03)%	0.00%	0.00%	(0.01)%	0.00%
Efficiency Ratio, Excluding Acquisition-related Items (Net of Tax)	64.64%	64.62%	69.93%	72.93%	65.98%	67.87%	68.41%

p. 42

HomeStreet

Non-GAAP Financial Measures
Core Net Income Mortgage Banking

$ Thousands	Quarter Ended					12 Months Ended	
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net Income	$(2,865)	$(4,732)	$(4,801)	$(4,340)	$25,554	$(16,738)	$26,885
Impact of Income Tax Reform-related Benefit	(1,003)	-	-	-	(27,486)	(1,003)	(27,486)
Impact of Restructuring-related Items (Net of Tax)	(680)	414	5,431	(230)	(169)	4,935	2,418
Net Income, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax)	$(4,548)	$(4,318)	$630	$(4,570)	$(2,101)	$(12,806)	$1,817
ROAA	(1.88)%	(2.59)%	(2.40)%	(2.35)%	10.22%	(2.33)%	2.91%
Impact of Income Tax Reform-related Benefit	(0.66)%	0.00%	0.00%	0.00%	(11.00)%	(0.14)%	(2.98)%
Impact of Restructuring-related Items (Net of Tax)	(0.45)%	0.23%	2.72%	(0.12)%	0.78%	0.69%	0.27%
ROAA, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax)	(2.99)%	(2.36)%	0.32%	(2.47)%	0.00%	(1.78)%	0.20%
ROATE	(7.38)%	(12.27)%	(10.60)%	(12.18)%	71.46%	(10.57)%	19.45%
Impact of Income Tax Reform-related Benefit	(2.58)%	0.00%	0.00%	0.00%	(76.87)%	(0.63)%	(19.88)%
Impact of Restructuring-related Items (Net of Tax)	(1.76)%	1.08%	11.99%	(0.65)%	(0.47)%	3.11%	1.74%
ROATE, Excluding Income Tax Reform-related Tax Benefit and Restructuring-related Expenses (Net of Tax)	(11.72)%	(11.19)%	1.39%	(12.83)%	(5.88)%	(8.09)%	1.31%
Efficiency Ratio	113.59%	110.82%	110.95%	110.13%	104.31%	111.21%	100.34%
Impact of Restructuring-related Items	2.12%	(1.03)%	(10.70)%	0.52%	0.40%	(2.94)%	(1.28)%
Efficiency Ratio, Excluding Restructuring-related Expenses (Net of Tax)	115.71%	109.79%	100.25%	110.65%	104.71%	108.27%	99.06%

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[HomeStreet]

Non-GAAP Financial Measures
Segment Core Earnings Contribution

(dollars in thousands, except share data)	For the twelve months ended							For the twelve months ended						
	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018
Commercial and Consumer Banking Segment:														
Net income (loss)	(12,703)	5,973	14,748	18,017	30,800	42,061	56,765	82,126	23,809	22,259	41,319	58,151	68,946	40,027
Impact of income tax reform-related expense	-	-	-	-	-	4,160	(3,881)	-	-	-	-	-	(23,326)	(4,884)
Impact of acquisition-related items (net of tax)	-	2,957	1,986	3,018	4,638	391	22	-	-	-	-	-	2,418	4,953
Impact of restructuring-related items (net of tax)	-	-	-	-	-	-	17	-	2,957	1,986	3,018	4,638	391	22
Core Net income (loss), excluding income tax reform-related expense and acquisition-related items (net of tax)	(12,703)	8,930	16,734	21,035	35,438	46,612	52,923	82,126	26,766	24,245	44,337	62,789	48,429	40,118
ROATE	(7.74)%	3.11%	6.86%	6.09%	7.08%	8.27%	10.57%	38.86%	9.67%	8.09%	9.78%	10.82%	10.68%	5.62%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.82%	(0.72)%	0.00%	0.00%	0.00%	0.00%	0.00%	(3.61)%	(0.69)%
Impact of acquisition-related items (net of tax)	0.00%	1.54%	1.35%	0.98%	1.06%	0.10%	0.01%	0.00%	1.20%	0.72%	0.72%	0.86%	0.37%	0.70%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%
Core ROATE, excluding income tax reform-related expense and acquisition-related items (net of tax)	(7.74)%	4.65%	8.21%	7.07%	8.14%	9.19%	9.86%	38.86%	10.87%	8.81%	10.50%	11.68%	7.50%	5.63%
ROAA	(0.67)%	0.27%	0.57%	0.51%	0.64%	0.74%	0.90%	3.42%	0.88%	0.69%	0.91%	1.01%	1.05%	0.57%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	(0.06)%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.35)%	(0.07)%
Impact of acquisition-related items (net of tax)	0.00%	0.15%	0.08%	0.08%	0.10%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.07%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%	0.07%	0.06%	0.08%	(0.01)%	0.00%
Core ROAA, excluding income tax reform-related expense and acquisition-related items (net of tax)	(0.67)%	0.42%	0.65%	0.59%	0.74%	0.82%	0.84%	3.42%	0.98%	0.76%	0.97%	1.09%	0.73%	0.57%
Efficiency ratio	107.65%	89.06%	79.29%	82.07%	72.95%	68.68%	67.89%	61.45%	86.54%	88.63%	85.33%	82.40%	86.79%	88.88%
Impact of acquisition-related items	0.00%	(6.12)%	(3.03)%	(7.22)%	(3.76)%	(0.27)%	(0.01)%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.73)%	(1.43)%
Impact of restructuring-related items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.01)%	0.00%	(1.72)%	(1.07)%	(2.36)%	(1.32)%	(0.13)%	(0.00)%
Core Efficiency ratio, excluding income tax reform-related expense and acquisition-related items	107.65%	82.94%	76.26%	74.85%	69.19%	68.41%	67.87%	61.45%	84.82%	87.56%	82.97%	81.08%	85.93%	87.45%

(dollars in thousands, except share data)	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018
Mortgage Banking Segment:							
Net income (loss)	94,829	17,836	7,511	23,302	27,351	26,885	(16,738)
Impact of income tax reform-related expense	-	-	-	-	-	(27,486)	(1,003)
Impact of restructuring-related items (net of tax)	-	-	-	-	-	2,418	4,935
Core Net income (loss), excluding income tax reform-related expense and acquisition-related items (net of tax)	94,829	17,836	7,511	23,302	27,351	1,817	(12,806)
ROATE	200.77%	32.79%	10.54%	18.68%	26.78%	19.45%	(10.57)%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(19.89)%	(0.63)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	1.75%	3.11%
Core ROATE, excluding income tax reform-related expense and acquisition-related items (net of tax)	200.77%	32.79%	10.54%	18.68%	26.78%	1.31%	(8.09)%
ROAA	18.83%	2.97%	1.19%	2.35%	2.79%	2.91%	(2.33)%
Impact of income tax reform-related expense	0.00%	0.00%	0.00%	0.00%	0.00%	(2.97)%	(0.14)%
Impact of restructuring-related items (net of tax)	0.00%	0.00%	0.00%	0.00%	0.00%	0.26%	0.69%
Core ROAA, excluding income tax reform-related expense and acquisition-related items (net of tax)	18.83%	2.97%	1.19%	2.35%	2.79%	0.20%	(1.78)%
Efficiency ratio	50.06%	85.56%	93.75%	87.07%	87.54%	100.34%	111.21%
Impact of restructuring-related items	0.00%	0.00%	0.00%	0.00%	0.00%	(1.28)%	(2.94)%
Core Efficiency ratio, excluding income tax reform-related expense and acquisition-related items	50.06%	85.56%	93.75%	87.07%	87.54%	99.06%	108.27%

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